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                                                                    EXHIBIT 10.4

                              BROADCOM CORPORATION
                            1998 STOCK INCENTIVE PLAN

                  AMENDED AND RESTATED EFFECTIVE MARCH 23, 2004

                                   ARTICLE ONE

                               GENERAL PROVISIONS

      I.    PURPOSE OF THE PLAN

            This amended and restated 1998 Stock Incentive Plan is intended to promote the interests of Broadcom Corporation, a California corporation, by providing eligible persons in the Corporation's service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

            Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

            All share numbers in this March 2004 amendment and restatement reflect the two-for-one splits of the Common Stock that were effected on February 17, 1999 and February 11, 2000 through the payments of dividends of one additional share of Common Stock for every share of Common Stock outstanding on February 5, 1999 and January 31, 2000, respectively.

      II.   STRUCTURE OF THE PLAN

            A.    The Plan is divided into five equity incentive programs:

                  - the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

                  - the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

                  - the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other share right awards that vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

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                  -     the Automatic Option Grant Program under which eligible
non-employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service, and

                  - the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant.

            B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

      III.  ADMINISTRATION OF THE PLAN

            A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary grants or stock issuances to members of the Primary Committee must be authorized and approved by a disinterested majority of the Board.

            B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

            C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options, stock appreciation rights, stock issuances or other stock-based awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant and Stock Issuance Programs under its jurisdiction or any stock option, stock appreciation right, stock issuance or other stock-based award thereunder.

            D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

                                       2.
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            E.    Service on the Primary Committee or the Secondary Committee
shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

            F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

      IV.   ELIGIBILITY

            A. The persons eligible to participate in the Discretionary Grant and Stock Issuance Programs are as follows:

                  (i)   Employees,

                  (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                  (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

            B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

            C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the grant of stock options or stock appreciation rights under the Discretionary Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option or stock appreciation right is to become exercisable, the vesting schedule (if any) applicable to the grant and the maximum term for which the grant is to remain outstanding and (ii) with respect to stock issuances or other stock-based awards under the Stock Issuance Program, which eligible persons are to receive such issuances or awards, the time or times when the issuances or awards are to be made, the number of shares subject to each such issuance or award, the vesting schedule (if any) applicable to the shares subject to such issuance or award and the consideration for such shares.

            D. The Plan Administrator shall have the absolute discretion either to grant options or stock appreciation rights in accordance with the Discretionary Grant Program or to effect stock issuances or other stock-based awards in accordance with the Stock Issuance Program.

                                       3.
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            E.    The individuals who shall be eligible to participate in the
Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation's shareholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Shareholders Meetings held after the Underwriting Date, including any individuals who first became non-employee Board members prior to such Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

            F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

      V.    STOCK SUBJECT TO THE PLAN

            A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. Subject to the automatic share increase provisions of Section V.B. of this Article One and any additional shares authorized by the vote of the Board and approved by the shareholders, the number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 222,184,480 shares.(1) Such reserve includes an additional increase of 12,000,000 shares authorized by the Board March 23, 2004, subject to shareholder approval at the 2004 Annual Meeting of Shareholders (the "2004 Annual Meeting"). To the extent any unvested shares of Common Stock outstanding under the Predecessor Plans as of the Plan Effective Date are subsequently repurchased by the Corporation, at the option exercise price paid per share, in connection with the holder's termination of Service prior to vesting in those shares, the repurchased shares shall be added to the reserve of Common Stock available for issuance under the Plan, but in no event shall such addition exceed 18,000,000 shares.

            B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2000, by an amount equal to four and one-half percent (4.5%) of the total number of shares of Class A and Class B Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 18,000,000 shares.

            C. No one person participating in the Plan may receive stock options, stand-alone stock appreciation rights, direct stock issuances (whether vested or unvested) and other stock-based awards (whether in the form of restricted stock units or other share right awards) for more than 6,000,000 shares of Common Stock in the aggregate per calendar year.

-----------------

      (1) The Common Stock issuable under the Plan shall be Class A Common Stock, except to the extent such stock is to be issued upon the exercise of outstanding options incorporated from the Predecessor Plans. For those options, the issuable stock shall be Class B Common Stock.

                                       4.
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            D.    Shares of Common Stock subject to outstanding options
(including options incorporated into this Plan from the Predecessor Plans) or other awards made under the Plan shall be available for subsequent issuance under the Plan to the extent (i) those options or awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those options or awards or (ii) the awards are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the original exercise or issue price paid per share pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance under the Plan. All shares that become available for reissuance under the Plan, including the shares of Class B Common Stock subject to the outstanding options incorporated into this Plan from the Predecessor Plans that expire or terminate unexercised and any unvested shares of Class B Common Stock repurchased by the Corporation pursuant to its repurchase rights, shall be issuable solely as Class A Common Stock. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock, the authorized reserve of Common Stock under the Plan shall be reduced only by the net number of shares issued under the exercised stock option. Should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or stock appreciation right or the issuance of fully-vested shares under the Stock Issuance Program, the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares issued under the exercised stock option or stock appreciation right or the net number of fully-vested shares issued under the Stock Issuance Program. Such withholding shall in effect constitute a cash bonus under the Plan, payable directly to the applicable taxing authorities on behalf of the individual concerned, in an amount equal to the Fair Market Value of the withheld shares, and shall not be treated as an issuance and immediate repurchase of those shares.

            E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding option or stock appreciation right under the Plan, (v) the number and/or class of securities and exercise price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans,
(vi) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the Plan, (vii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B of this Article One

                                       5.
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and (viii) the maximum number and/or class of securities that may be added to the Plan through the repurchase of unvested shares issued under the Predecessor Plans. Such adjustments to the outstanding options, stock appreciation rights or other stock-based awards are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under those options, stock appreciation rights or other stock-based awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                       6.
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                                   ARTICLE TWO

                           DISCRETIONARY GRANT PROGRAM

      I.    OPTION TERMS

            Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

            A.    EXERCISE PRICE.

                  1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below:

                  (i)   cash or check made payable to the Corporation,

                  (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                  (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm to complete the sale.

            Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten
(10) years measured from the option grant date.

                                       7.
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            C.    EFFECT OF TERMINATION OF SERVICE.

                  1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                  (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                  (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

                  (iii) Should the Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

                  (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which that option is at the time exercisable. No additional shares shall vest under the option following the Optionee's cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

                  2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                  (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                  (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

                                       8.
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            D.    SHAREHOLDER RIGHTS. The holder of an option shall have no
shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

            E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

            F. TRANSFERABILITY OF OPTIONS. The transferability of options granted under the Plan shall be governed by the following provisions:

                  (i) Incentive Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death.

                  (ii) Non-Statutory Options. Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee's lifetime to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                  (iii) Beneficiary Designations. Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

                                       9.
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      II.   INCENTIVE OPTIONS

            The terms specified below, together with any additions, deletions or changes thereto imposed from time to time pursuant to the provisions of the Code governing Incentive Options, shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

            A. ELIGIBILITY. Incentive Options may only be granted to Employees.

            B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

            C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options that become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

            D. 10% SHAREHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

      III.  STOCK APPRECIATION RIGHTS

            A. AUTHORITY. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

            B. TYPES. Three types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights ("Tandem Rights"), (ii) stand-alone stock appreciation rights ("Stand-alone Rights") and (iii) limited stock appreciation rights ("Limited Rights").

            C. TANDEM RIGHTS. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

                                      10.
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                  1.    One or more Optionees may be granted a Tandem Right,
exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying stock option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

                  2. No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section III may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

            D. STAND-ALONE RIGHTS. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights under this Article Two:

                  1. One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

                  2. The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.

                  3. Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder's lifetime, except to one or more Family Members of the holder or to a trust established for the holder and/or such Family Members, to the extent such assignment is in

                                      11.
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connection with the holder's estate plan or pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in
Section I.F of this Article Two.

                  4. The distribution with respect to an exercised Stand-alone Right may be made in shares of Common Stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  5. The holder of a Stand-alone Right shall have no shareholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

            E. LIMITED RIGHTS. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

                  1. One or more Section 16 Insiders may, in the Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

                  2.    Upon the occurrence of a Hostile Tender-Offer, the
Section 16 Insider shall have the unconditional right (exercisable for a thirty
(30)-day period following such Hostile Tender-Offer) to surrender each option with such a Limited Right to the Corporation. The Section 16 Insider shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for those vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

                  3. The Plan Administrator shall pre-approve, at the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section III. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

            F. POST-SERVICE EXERCISE. The provisions governing the exercise of Tandem, Stand-alone and Limited Stock Appreciation Rights following the cessation of the recipient's Service shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program.

            G. NET COUNTING. Upon the exercise of any Tandem, Stand-alone or Limited Right under this Section III, the share reserve under Section V of Article One shall only be reduced by the net number of shares actually issued by the Corporation upon such exercise, and not by the gross number of shares as to which such Tandem, Stand-alone or Limited Right is

                                      12.
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exercised. Accordingly, upon the exercise of any such stock appreciation right, the number of shares available for issuance under the Plan shall increase by the amount by which the shares subject to that exercised stock appreciation right exceeds the number of shares actually issued in connection with the exercise.

      IV.   CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. No option or stock appreciation right outstanding at the time of a Change in Control shall vest and become exercisable on an accelerated basis if and to the extent: (i) that option or stock appreciation right is, in connection with the Change in Control, assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, (ii) such option or stock appreciation right is replaced with a cash incentive program of the successor corporation that preserves the spread existing at the time of the Change in Control on the shares of Common Stock as to which the option or stock appreciation right is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those shares or (iii) the acceleration of such option or stock appreciation right is subject to other limitations imposed by the Plan Administrator at the time of the option grant. However, if none of the foregoing conditions are satisfied, then each option or stock appreciation right outstanding at the time of the Change in Control but not otherwise exercisable as to all the shares at the time subject to that option or stock appreciation right shall automatically accelerate so that each such option and stock appreciation right shall, immediately prior to the effective date of the Change in Control, vest and become exercisable as to all the shares of Common Stock at the time subject to that option or stock appreciation right and may be exercised as to any or all of those shares as fully vested shares of Common Stock.

            B. All outstanding repurchase rights under the Discretionary Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            C. Immediately following the consummation of the Change in Control, all outstanding options and stock appreciation rights under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.

            D. Each option that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities that would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. In the event outstanding Stand-alone Rights are to

                                      13.

be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same , (iii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iv) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year, (v) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the automatic share increase provisions of the Plan and (vi) the maximum number and class of securities that may be added to the Plan through the repurchase of unvested shares issued under the Predecessor Plans. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options or stock appreciation rights under the Discretionary Grant Program, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

            E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall, immediately prior to the effective date of a Change in Control, vest and become exercisable as to all the shares at the time subject to those options or stock appreciation rights and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those options or stock appreciation rights are to be assumed or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate at the time of such Change in Control and shall not be assignable to successor corporation (or parent thereof), and the shares subject to those terminated rights shall accordingly vest in full at the time of such Change in Control.

            F. The Plan Administrator shall have full power and authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall immediately vest and become exercisable as to all of the shares at the time subject to those options or stock appreciation rights in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options or stock appreciation rights do not otherwise vest on an accelerated basis. Any options or stock appreciation rights so

                                      14.

accelerated shall remain exercisable as to fully vested shares until the expiration or sooner termination of their term. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

            G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall, immediately prior to the effective date of a Hostile Take-Over, vest and become exercisable as to all the shares at the time subject to those options or stock appreciation rights and may be exercised as to any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options or stock appreciation rights under the Discretionary Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option or stock appreciation rights so accelerated shall remain exercisable for fully vested shares until the expiration or sooner termination of the term.

            H. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

            I. The outstanding options and stock appreciation rights shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      V.    EXCHANGE/REPRICING PROGRAMS

            A. The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected holders, the cancellation of any or all outstanding options or stock appreciation right under the Discretionary Grant Program (including outstanding options transferred from the Predecessor Plan) and to grant in exchange one or more of the following: (i) new options or stock appreciation rights covering the same or a different number of shares of Common Stock but with an exercise or base price per share not less than the Fair Market Value per share of Common Stock on the new grant date or
(ii) cash or shares of Common Stock, whether vested or unvested, equal in value to the value of the cancelled options or stock appreciation rights.

                                      15.

            B. The Plan Administrator shall also have the authority, exercisable at any time and from time to time, with the consent of the affected holders, to reduce the exercise or base price of one or more outstanding stock options or stock appreciation rights to a price not less than the then current Fair Market Value per share of Common Stock or issue new stock options or stock appreciation rights with a lower exercise or base price in immediate cancellation of outstanding stock options or stock appreciation rights with a higher exercise or base price.

                                      16.

                                  ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

      I.    OPTION GRANTS

            The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designee) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

      II.   OPTION TERMS

            Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

            A.    EXERCISE PRICE.

                  1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                  X = A / (B x 66-2/3%), where

                  X is the number of option shares,

                                      17.

                  A is the dollar amount of the reduction in the Optionee's base salary for the calendar year to be in effect pursuant to this program, and

                  B is the Fair Market Value per share of Common Stock on the option grant date.

            C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

            D. EFFECT OF TERMINATION OF SERVICE. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of the option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

      III.  CHANGE IN CONTROL/ HOSTILE TAKE-OVER

            A. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of such Change in Control, vest and become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction. Any option so assumed or continued in effect shall remain exercisable for the fully-vested shares until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three
(3)-year period measured from the date of the Optionee's cessation of Service,
(iii) the termination of the option in connection with a subsequent Change in Control or (iv) the surrender of the option in connection with a Hostile Take-Over.

                                      18.

            B. In the event of a Hostile Take-Over while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of such Hostile Take-Over, vest and become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service, (iii) the termination of the option in connection with a Change in Control or (iv) the surrender of the option in connection with that Hostile Take-Over.

            C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

            D. Each option that is assumed in connection with a Change in Control or otherwise continued in full force and effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities that would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Salary Investment Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

            E. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                      19.

      IV.   REMAINING TERMS

            The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Grant Program.

                                      20.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

      I.    STOCK ISSUANCE TERMS

            A. Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement that complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units that entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.

            B.    ISSUE PRICE.

                  1. The price per share at which shares of Common Stock may be issued under the Stock Issuance Program shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

                  2. Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

                  (i)   cash or check made payable to the Corporation;

                  (ii) past services rendered to the Corporation (or any Parent or Subsidiary); or

                  (iii) any other valid form of consideration permissible under the California General Corporation Law at the time such shares are issued.

            C.    VESTING PROVISIONS.

                  1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units that entitle the recipients to receive the shares

                                      21.

underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant's Service.

                  2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more stock issuances or restricted stock unit or share right awards so that the shares of Common Stock subject to those issuances or awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria (all as the Plan Administrator may in its sole discretion define in accordance with applicable accounting principles and standards): (i) return on total shareholder equity;
(ii) earnings per share of Common Stock; (iii) net income (before or after taxes) or operating income; (iv) earnings before interest, taxes, depreciation and amortization or operating income before depreciation and amortization; (v) sales or revenue targets; (vi) return on assets, capital or investment; (vii) cash flow; (viii) market share; (ix) cost reduction goals; (x) budget comparisons; (xi) implementation or completion of projects or processes strategic or critical to the Corporation's business operations; (xii) measures of customer satisfaction; (xiii) any combination of, or a specified increase in, any of the foregoing; and (xiv) the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance the Corporation's revenue or profitability or expand its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation's business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

                  3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  4. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The Participant shall not have any shareholder rights with respect to the shares of Common Stock subject to a restricted stock unit or share right award until that award vests and

                                      22.

the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

                  5. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash, cash equivalent or otherwise, the Corporation shall repay to the Participant the same form of consideration as the Participant paid for the surrendered shares.

                  6. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares that were intended at the time of issuance to qualify as performance-based compensation under Code
Section 162(m).

                  7. Outstanding share right awards or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding share right awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards or units which were at the time of grant intended to qualify as performance-based compensation under Code Section 162(m).

      II.   CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                                      23.

            B. Each outstanding restricted stock unit or share right award assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control to apply to the number and class of securities into which the shares of Common Stock subject to the award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time.

            C. The Plan Administrator shall have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of that Change in Control transaction.

            D. The Plan Administrator shall also have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of that Hostile Take-Over.

            E. The Plan Administrator's authority under Paragraphs C and D of this Section II shall also extend to any stock issuances, restricted stock units or other share right awards intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those issuances, units or awards pursuant to Paragraph C or D of this Section II may result in their loss of performance-based status under Code Section 162(m).

                                      24.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

      I.    OPTION TERMS

            A. GRANT DATES. Option grants shall be made on the dates specified below:

                  1. Each individual who is first elected or appointed as a non-employee Board member at any time on or after March 7, 2002 shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 100,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.(2) Such individual shall receive an additional 100,000-share option grant once every four (4) years thereafter during his or her period of continued service as an Eligible Director. Each such additional 100,000-share grant shall be made immediately upon his or her completion of each subsequent four (4)-year period of continued service as an Eligible Director.(3)

                  2. On the date of the 2002 Annual Shareholders Meeting, each individual with at least four (4) years of continuous service as a non-employee Board member shall automatically be granted a Non-Statutory Option to purchase 100,000 shares of Common Stock. Each such individual shall receive an additional 100,000-share option grant once every four (4) years thereafter during his or her period of continued service as an Eligible Director. Each such additional 100,000-share grant shall be made immediately upon his or her completion of each subsequent four (4)-year period of continued service as an Eligible Director,(4) with such service to be measured from the starting point of the April 25, 2002 Annual Shareholders Meeting.

                  3. If a continuing non-employee Board member has not, as of the date of the 2002 Annual Shareholders Meeting, completed at least four (4) years of continuous service as an Eligible Director, then that individual shall receive his or her 100,000-share grant immediately upon his or her completion of four (4) years of service in such capacity. Such individual shall receive an additional 100,000-share option grant once every four (4) years thereafter during his or her period of continued service as an Eligible Director. Each such

-----------------

      (2) Prior to April 21, 2000, the initial grant to a newly elected or appointed non-employee Board member was for 160,000 shares, as adjusted for the two 2-for-1 splits of the Common Stock.

      (3) The four (4)-year period for calculating the new 100,000-share renewal grant shall be suspended during any period the Eligible Director serves as an executive officer or other employee of the Corporation or any Parent or Subsidiary.

      (4) The four (4)-year period for calculating the new 100,000-share renewal grant shall be suspended during any period the Eligible Director serves as an executive officer or other employee of the Corporation or any Parent or Subsidiary.

                                      25.

additional 100,000-share grant shall be made immediately upon his or her completion of each subsequent four (4)-year period of continued service as an Eligible Director. (5)

                  4. On the date of each annual meeting of shareholders, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular annual meeting of shareholders, shall automatically be granted a Non-Statutory Option to purchase 15,000 shares of Common Stock, whether or not that individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 15,000-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants over their period of continued Board service. Such grant shall be in addition to any 100,000-share option grant to which such individual may be entitled to receive in the same year as that Annual Shareholders Meeting pursuant to the provisions of paragraphs A.1 through A.3 above.

            B.    EXERCISE PRICE.

                  1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

            D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each 100,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of service as a Board member over the four
(4)-year period measured from the option grant date. The shares subject to each annual 15,000-share option grant shall vest, and the Corporation's repurchase right shall lapse, upon the earlier of (i) the Optionee's completion of

-----------------

      (5) The four (4)-year period for calculating the new 100,000-share renewal grant shall be suspended during any period the Eligible Director serves as an executive officer or other employee of the Corporation or any Parent or Subsidiary.

                                      26.

the one (1)-year period of Board service measured from the grant date or (ii) the Optionee's continuation in Board service through the day immediately preceding the date of the first annual meeting of shareholders following the annual meeting of shareholders at which such option was granted.(6)

            E. LIMITED TRANSFERABILITY OF OPTIONS. Each option under this Article Five may be assigned in whole or in part during the Optionee's lifetime to one or more Family Members of the Optionee or to a trust established exclusively for Optionee and/or for one or more such Family Members, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

            F. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                  (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                  (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                  (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

-----------------

      (6) This vesting schedule shall be in effect for each 15,000-share option granted pursuant to Section I.A.4 of this Article Five at or after the 2004 Annual Shareholders Meeting.

                                      27.

                  (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve
      (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

      II.   CHANGE IN CONTROL/ HOSTILE TAKE-OVER

            A. In the event of any Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under the Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully-vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction.

            B. In the event of a Hostile Take-Over while the Optionee remains a Board member, the shares of Common Stock at the time subject to each option outstanding under the Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for all the option shares as fully-vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with that Hostile Take-Over.

            C. All outstanding repurchase rights under the Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

            D. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

                                      28.

            E. Each option that is assumed in connection with a Change in Control or otherwise continued in full force and effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities that would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

            F. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      III.  REMAINING TERMS

            The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Grant Program.

                                      29.

                                   ARTICLE SIX

                        DIRECTOR FEE OPTION GRANT PROGRAM

      I.    OPTION GRANTS

            The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years for which the Director Fee Option Grant Program is to be in effect. For each such calendar year the program is in effect, each non-employee Board member may irrevocably elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board for that year to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to the first day of the calendar year for which the annual retainer fee that is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee that is the subject of that election would otherwise be payable in cash.

      II.   OPTION TERMS

            Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

            A.    EXERCISE PRICE.

                  1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                  X = A / (B x 66-2/3%), where

                  X is the number of option shares,

                  A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

                                      30.

                  B is the Fair Market Value per share of Common Stock on the option grant date.

            C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee's completion of each calendar month of Board service during the calendar year for which the retainer fee election is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

            D. LIMITED TRANSFERABILITY OF OPTIONS. Each option under this Article Six may be assigned in whole or in part during the Optionee's lifetime to one or more Family Members of the Optionee or to a trust established exclusively for Optionee and/or one or more such Family Members, to the extent such assignment is in connection with Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Six, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

            E. TERMINATION OF BOARD SERVICE. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

            F. DEATH OR PERMANENT DISABILITY. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. In the event of the Optionee's death while holding such option, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option.

                                      31.

                  Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three
(3)-year period measured from the date of the Optionee's cessation of Board service.

      III.  CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. In the event of any Change in Control while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, vest and become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction. Any option so assumed or continued in effect shall remain exercisable for the fully-vested shares until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three
(3)-year period measured from the date of the Optionee's cessation of Board service, (iii) the termination of the option in connection with a subsequent Change in Control transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

            B. In the event of a Hostile Take-Over while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, vest and become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service, (iii) the termination of the option in connection with a Change in Control transaction or (iv) the surrender of the option in connection with that Hostile Take-Over.

            C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the

                                      32.

aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

            D. Each option that is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities that would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

            E. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.   REMAINING TERMS

            The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Grant Program.

                                      33.

                                  ARTICLE SEVEN

                                  MISCELLANEOUS

      I.    TAX WITHHOLDING

            A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

            B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options (other than the options granted under the Automatic Option Grant Program), stock appreciation rights, restricted stock units or any other share right awards pursuant to which vested shares of Common Stock are to be issued under the Plan and any or all Participants to whom vested or unvested shares of Common Stock are issued in a direct issuance under the Stock Issuance Program with the right to utilize either or both of the following methods to satisfy all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or stock appreciation rights, the issuance to them of vested shares or the subsequent vesting of unvested shares issued to them:

                  Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or stock appreciation right or upon the issuance of fully-vested shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder and make a cash payment equal to such Fair Market Value directly to the appropriate taxing authorities on the individual's behalf. The shares of Common Stock so withheld shall NOT reduce the number of shares of Common Stock authorized for issuance under the Plan.

                  Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option or stock appreciation right is exercised, the vested shares are issued or the unvested shares subsequently vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with such exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.

            II.   SHARE ESCROW/LEGENDS

            Unvested shares issued under the Plan may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                      34.

      III.  EFFECTIVE DATE AND TERM OF THE PLAN

            A. The Plan became effective immediately on the Plan Effective Date. However, the Salary Investment Option Grant Program and the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Grant Program and the Automatic Option Grant Program at any time on or after the Plan Effective Date.

            B. The Plan shall serve as the successor to the Predecessor Plans, and no further option grants or direct stock issuances shall be made under the Predecessor Plans after the Section 12 Registration Date. All options outstanding under the Predecessor Plans on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

            C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control and Hostile Take-Overs, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plans that do not otherwise contain such provisions.

            D. The Plan was amended and restated by the Board March 23, 2004 (the "2004 Restatement"), subject to shareholder approval at the 2004 Annual Meeting to (i) increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 12,000,000 shares, (ii) expand the types of stock-based awards available under the Plan to include stand-alone stock appreciation rights and restricted stock units and other stock-based awards that vest upon the attainment of designated performance goals or the satisfaction of specified Service requirements or, in the case of certain restricted stock units or other stock-based awards, become payable upon the expiration of a designated time period following such vesting events, including (without limitation) a deferred distribution date following the termination of the individual's service with the Corporation, (iii) designate a series of performance criteria that the Plan Administrator may utilize in establishing specific targets to be attained as a condition to the vesting of one or more stock issuances or other stock-based awards under the Plan to qualify the compensation attributable to those awards as performance-based compensation for Code Section 162(m) purposes, (iv) bring the provisions of the Plan into compliance with recent changes in the Nasdaq requirements for listed companies and the Treasury regulations applicable to plans under which Incentive Options may be granted, (v) extend the term of the Plan by an additional six (6) years until February 28, 2014, (vi) eliminate the financing provisions previously available under the Plan, (vii) modify the vesting schedule in effect for all annual option grants made under the Automatic Option Grant Program on or after the date of the 2004 Annual Meeting to the continuing non-employee Board members so that each such grant will vest no later than the day immediately preceding the date of the first Annual Shareholders Meeting following the Annual Shareholders Meeting at which that option was granted and (viii) effect a series of additional revisions to facilitate plan administration and to establish net counting provisions so that the share reserve is reduced only by the actual number

                                      35.

of shares issued under the amended and restated Plan, and not by the gross number of shares subject to awards made thereunder. Should the Corporation's shareholders not approve the 2004 Restatement at the 2004 Annual Meeting, then none of the changes and revisions effected to the Plan by the 2004 Restatement shall become effective.

            E. The Plan shall terminate upon the earliest to occur of (i) February 28, 2014,7 (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options, stock appreciation rights, restricted stock units and other share right awards in connection with a Change in Control. Should the Plan terminate February 28, 2014, then all option grants, stock appreciation rights, unvested stock issuances, restricted stock units and other share right awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants, issuances or awards.

      IV.   AMENDMENT OF THE PLAN

            A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, stock appreciation rights, unvested stock issuances or other stock-based awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, shareholder approval will be required for any amendment to the Plan that (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive option grants or other awards under the Plan, (iii) materially increases the benefits accruing to the Optionees and Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan or (v) expands the types of awards available for issuance under the Plan.

            B. Options and stock appreciation rights may be granted under the Discretionary Grant, Automatic Option Grant, Director Fee Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that in each instance involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased either by (1) the automatic annual share increase provisions of Section V.B. of Article One or (2) shareholder approval of an amendment of the Plan sufficiently increasing the share reserve. If shareholder approval is required and is not obtained within twelve (12) months after the date the first excess issuances are made against the contingent increase, then (i) any unexercised options, stock appreciation rights or other stock-based awards granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants

-----------------

            (7) The February 28, 2014 termination date of the Plan is subject to shareholder approval of the 2004 Restatement at the 2004 Annual Meeting. In the absence of such shareholder approval, the termination date of the Plan shall remain January 31, 2008.

                                      36.

the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable short term federal rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

      V.    USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

      VI.   REGULATORY APPROVALS

            A. The implementation of the Plan, the grant of any stock option, stock appreciation right or other stock-based award under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or stock appreciation right or (ii) pursuant to any award under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options, stock appreciation rights or other stock-based awards granted under it and the shares of Common Stock issued pursuant to it.

            B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the NASDAQ National Market(R), if applicable) on which Common Stock is then listed for trading.

      VII.  NO EMPLOYMENT/SERVICE RIGHTS

            Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                      37.

                                    APPENDIX

            The following definitions shall be in effect under the Plan:

            A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under Article Five of the Plan.

            B.    BOARD shall mean the Corporation's Board of Directors.

            C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

                  (i) a shareholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                  (ii) a shareholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

                  (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders.

            D.    CODE shall mean the Internal Revenue Code of 1986, as amended.

            E.    COMMON STOCK shall mean the Corporation's Class A Common
Stock.

            F. CORPORATION shall mean Broadcom Corporation, a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of Broadcom Corporation, which shall by appropriate action adopt the Plan.

            G. DIRECTOR FEE OPTION GRANT PROGRAM shall mean the special stock option grant program in effect for non-employee Board members under Article Six of the Plan.

            H. DISCRETIONARY GRANT PROGRAM shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

            I. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program or the Director Fee Option Grant Program in accordance with the eligibility provisions of Articles One, Five and Six.

            J. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

            K. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

            L. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after- hours trading begins) on the Nasdaq National Market on the date in question, as such price is reported by the National Association of Securities Dealers. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            M. FAMILY MEMBER means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, bother-in-law or sister-in-law.

            N. HOSTILE TAKE-OVER shall mean either of the following events effecting a change in control or ownership of the Corporation:

                  (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders that the Board does not recommend such shareholders to accept, or

                  (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

            O. INCENTIVE OPTION shall mean an option that satisfies the requirements of Code Section 422.

            P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual that occurs by reason of:

                  (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                  (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation that materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

            Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

            R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

            S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

            T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

            U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            V. PARTICIPANT shall mean any person who is issued shares of Common Stock or restricted stock units or other stock-based awards under the Stock Issuance Program.

            W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

            X. PLAN shall mean the Corporation's 1998 Stock Incentive Plan, as set forth in this document.

            Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

            Z.    PLAN EFFECTIVE DATE shall mean February 3, 1998.

            AA.   PREDECESSOR PLANS shall collectively mean the Corporation's
1994 Amended and Restated Stock Option Plan and the Special Stock Option Plan, as in effect immediately prior to the Plan Effective Date hereunder.

            BB.   PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

            CC.   SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment option grant program in effect under Article Three of the Plan.

            DD.   SECONDARY COMMITTEE shall mean a committee of two or more
Board members appointed by the Board to administer the Discretionary Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

            EE.   SECTION 12 REGISTRATION DATE shall mean the date on which the
Common Stock is first registered under Section 12 of the 1934 Act.

            FF.   SECTION 16 INSIDER shall mean an officer or director of the
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

            GG.   SERVICE shall mean the performance of services for the
Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

            HH.   STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

            II. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

            JJ.   STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under Article Four of the Plan.

            KK.   SUBSIDIARY shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            LL.   TAKE-OVER PRICE shall mean the GREATER of (i) the Fair Market
Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or, if applicable, (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over through the acquisition of such Common Stock. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

            MM.   10% SHAREHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

            NN.   UNDERWRITING AGREEMENT shall mean the agreement between the
Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

            OO.   UNDERWRITING DATE shall mean the date on which the
Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

            PP.   WITHHOLDING TAXES shall mean the applicable income and
employment withholding taxes to which the holder of an option or stock appreciation right or shares of Common Stock under the Plan may become subject in connection with the grant or exercise of those options or stock appreciation rights or the issuance or vesting of those shares.

                              BROADCOM CORPORATION
                    ADDENDUM TO THE 1998 STOCK INCENTIVE PLAN
                             FOR EMPLOYEES IN ISRAEL
                            (EFFECTIVE JULY 18, 2003)

1.    GENERAL

1.1 This addendum (the "Addendum") shall apply only to Optionees who are residents of the state of Israel or those who are deemed to be residents of the state of Israel for the payment of tax (the "Israeli Optionees"). The provisions specified hereunder shall form an integral part of the Amended and Restated 1998 Stock Incentive Plan of Broadcom Corporation (hereinafter: the "Plan"), which applies to the issuance of options to purchase shares of Common Stock of Broadcom Corporation (hereinafter: the "Corporation").

1.2 This Addendum is effective with respect to Options granted on or after January 1, 2003 and shall comply with Amendment no. 132 of the Israeli Tax Ordinance.

1.3 This Addendum is to be read as a continuation of the Plan and only modifies the terms of Options granted to Israeli Optionees so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Addendum does not add to or modify the Plan in respect of any other category of Optionees.

1.4 The Plan and this Addendum are complimentary to each other and shall be deemed as one. In any case of contradiction with respect to options granted to Israeli Optionees, whether explicit or implied, between the provisions of this Addendum and the Plan, the provisions set out in the Addendum shall prevail.

1.5 Any capitalized term not specifically defined in this Addendum shall be construed according to the interpretation given to it in the Plan.

2.    DEFINITIONS

2.1 "Approved 102 Option" means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Optionee.

2.2 "Capital Gain Option (CGO)" means an Approved 102 Option elected and designated by the Corporation to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.3 "Controlling Shareholder" shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

2.4 "Israeli Employee" means a person who is employed by the Corporation or its Parent or Subsidiary, (including an individual who is serving as a director or an office holder, but excluding any Controlling Shareholder) and who is (or is deemed to be) a resident of the state of Israel for the payment of taxes.

2.5 "Israeli Non-Employee" means a consultant, adviser, Controlling Shareholder or any other person who is (or is deemed to be) a resident of the state of Israel for the payment of taxes and provides services to the Corporation or its Parent or Subsidiary but who is not an Israeli Employee.

2.6   "ITA" means the Israeli Tax Authorities.

2.7   "102 Option" means any Option granted to Israeli Employees pursuant to
      Section 102 of the Ordinance.

2.8 "Option" means an option to purchase one or more shares of Common Stock of the Corporation pursuant to the Plan.

2.9 "Option Agreement" means the stock option agreement and other documents evidencing the terms and conditions of an Option.

2.10 "Ordinance" means the Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended.

2.11 "Ordinary Income Option (OIO)" means an Approved 102 Option elected and designated by the Corporation to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.12 "Section 102" means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.13 "3(i) Option" means an Option granted pursuant to Section 3(i) of the Ordinance to any person who is an Israeli Non- Employee.

2.14 "Trustee" means any individual or entity appointed by the Corporation to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

2.15 "Unapproved 102 Option" means an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

3.    ISSUANCE OF OPTIONS/SHARES OF COMMON STOCK

3.1 The persons eligible to receive option grants under this Addendum shall include any Israeli Employees and/or Israeli Non-Employees of the Corporation or of any Parent or Subsidiary; provided, however, that (i) Israeli Employees may only be granted 102 Options; and (ii) Israeli Non-Employees may only be granted 3(i) Options.

3.2 The Corporation may designate Options granted to Israeli Employees pursuant to Section 102 as Unapproved 102 Options or Approved 102 Options.

3.3 The grant of Approved 102 Options shall be made under this Addendum, and shall be conditioned upon the approval of this Addendum by the ITA.

3.4 Approved 102 Options may either be classified as Capital Gain Options ("CGOs") or Ordinary Income Options ("OIOs").

3.5 No Approved 102 Options may be granted under this Addendum to any eligible Israeli Employee, unless and until, the Corporation's election of the type of Approved 102 Options as CGO or OIO granted to Israeli Employees (the "Election"), is appropriately filed with the ITA. Such Election shall become effective beginning with the date of grant of the first Approved 102 Option granted under this Addendum and shall remain in effect until the end of the year following the year during which the Corporation first granted Approved 102 Options under this Addendum. The Election shall obligate the Corporation to grant only the type of Approved 102 Option it has elected (CGO or OIO) during the period indicated in the preceding sentence, and shall apply to all Approved 102 Options granted during the period the Election is in effect, all in accordance with the provisions of
      Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Corporation from granting Unapproved 102 Options to Israeli Employees or 3(i) Options to Israeli Non-Employees simultaneously.

3.6 All Approved 102 Options must be held in trust by a Trustee, as described in Section 4 below.

3.7 For the avoidance of doubt, the designation of Unapproved 102 Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102.

4.    TRUSTEE

4.1 Approved 102 Options which shall be granted under this Addendum shall be held by the Trustee and any shares of Common Stock issued upon exercise of such Approved 102 Options and/or other property received with respect to such shares, shall be issued to the Trustee and held for the benefit of the Optionees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the "Holding Period"). In the case the requirements for Approved 102 Options are not met, then the Approved 102 Options shall be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.

4.2 Notwithstanding anything to the contrary, the Trustee shall not release any share of Common Stock issued upon exercise of Approved 102 Options (or any other property received with respect to such shares) prior to the full payment of the Optionee's tax liabilities (including, without limitation, social security taxes if applicable) arising from the grant or exercise of Approved 102 Options granted to such Optionee.

4.3   With respect to any Approved 102 Option, subject to the provisions of
      Section 102 and any rules or regulation or orders or procedures promulgated thereunder, to obtain favorable Approved 102 Option tax treatment, an Optionee shall not be entitled to sell or release from trust any Option and/or shares of Common Stock received upon the exercise of an Approved 102 Option or any other property received with respect to such shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Optionee.

4.4 Upon grant of an Approved 102 Option, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Addendum, or any Approved 102 Option or shares of Common Stock granted to him thereunder.

5.    THE OPTIONS

The terms and conditions upon which the Options shall be issued and exercised, shall be as specified in the Option Agreement to be executed pursuant to the Plan and to this Addendum. Each Option Agreement shall state, inter alia, the number of shares of Common Stock to which the Option relates, the type of Option granted thereunder (whether a CGO, OIO, Unapproved 102 Option or a 3(i) Option), the vesting provisions and the exercise price.

6.    FAIR MARKET VALUE FOR TAX PURPOSE

Without derogating from Section (L) of the Appendix and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Corporation's shares of Common Stock are listed on any established stock exchange or a national market system, the fair market value per share of the Common Stock at the date of grant shall be determined in accordance with the average value of the closing selling price of the Corporation's shares of Common Stock during the thirty (30) trading days preceding the date of grant.

7.    ASSIGNABILITY AND SALE OF OPTIONS

7.1 Notwithstanding any other provision of the Plan, including without limitation Article Two Section I(F) of the Plan, no Option or any right with respect thereto, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of such Optionee's rights to purchase shares of Common Stock hereunder shall be exercisable only by the Optionee.

      Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

7.2 As long as Options or shares of Common Stock purchased pursuant thereto are held by the Trustee on behalf of the Optionee, all rights of the Optionee over the shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

8.    INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER'S PERMIT

8.1 With regards to Approved 102 Options, the provisions of the Plan and/or the Addendum and/or the Option Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer's permit, and the said provisions and permit shall be deemed an integral part of the Plan, the Addendum and the Option Agreement.

8.2 Any provision of Section 102 and/or the said permit which is necessary to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Addendum or the Option Agreement, shall be considered binding upon the Corporation and the Optionees.

9.    DIVIDEND

Any dividends payable with respect to shares of Common Stock acquired upon exercise of an Option shall be subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of
Section 102 and the rules, regulations or orders promulgated thereunder.

10.   TAX CONSEQUENCES

10.1 Any tax consequences arising from the grant or exercise of any Option, from the payment for shares of Common Stock covered thereby or from any other event or act (of the Corporation, and/or its Parent or Subsidiary, or the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee (including, without limitation, Optionee's social security taxes if applicable). The Corporation and/or its Parent or Subsidiary, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Corporation and/or its Parent or Subsidiary and/or the Trustee and hold them harmless against and from any and all liability for any such tax or other payment or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

10.2 The Corporation and/or, when applicable, the Trustee shall not be required to release any share certificate to an Optionee until all required payments have been fully made to the

      Corporation and all of Optionee's tax liabilities arising from the grant or exercise of an Option have been satisfied.

10.3 With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Parent or Subsidiary, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of shares of Common Stock, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

                                       * *

                 BROADCOM CORPORATION 1998 STOCK INCENTIVE PLAN
                          SUB-PLAN FOR FRENCH EMPLOYEES
                           (EFFECTIVE APRIL 29, 2004)

I.    GENERAL

      This subplan (the "Sub-Plan") sets forth the terms of the Broadcom Corporation 1998 Stock Incentive Plan, as amended and restated (the "Plan") applicable to any optionee who is, or may become, subject to taxation on compensation in France. The terms of this Sub-Plan shall apply to options granted under the Discretionary Grant Program of the Plan and shall modify the provisions of that program. All capitalized terms in this Sub-Plan, to the extent not defined herein, shall have the meaning assigned to them in the Plan.

II.   OPTIONS SUBJECT TO THE PLAN

      Options granted under the Sub-Plan shall be subscription options (i.e., options to purchase newly issued shares of Common Stock) and not purchase options (i.e., options to purchase previously acquired shares of Common Stock).

III.  TERM OF SUB-PLAN

      The Plan has been approved by the shareholders of the Corporation in an annual meeting of shareholders with authorization to the Board to grant options thereunder. The authorization may be used by the Board under the Sub-Plan for a maximum period of thirty-eight (38) months following the date on which the Plan was approved or ratified by the shareholders in an annual meeting of shareholders.

IV.   ELIGIBLE PERSONS

      Options may be granted under the Sub-Plan only to Employees; provided, however, that an Employee who owns more than ten percent (10%) of the Corporation's Common Stock on the option grant date shall not be eligible to receive option grants under this Sub-Plan.

V.    EXERCISE PRICE

      The exercise price per share shall not be less than ninety-five percent (95%) of the average Fair Market Value per share of Common Stock for the twenty
(20) trading days immediately prior to the option grant date. Notwithstanding Article Two, Section I.A.2(ii) of the Plan, the exercise price may not be paid in shares of Common Stock.

VI.   GRANT OF OPTIONS

      Options cannot be granted (i) during the ten trading days preceding and following the date on which the consolidated accounts or annual accounts of the Corporation are published and (ii) during a period (x) starting from the date on which the officers and directors of the Corporation became aware of any information which, if published, could significantly affect the Corporation's market price and (y) ending at the close of the tenth trading day following the publication of the information. No option shall be granted in the twenty (20) trading days immediately following a distribution of dividends or a capital increase, on the Nasdaq National Market or such stock exchange on which the shares are listed.

VII.  PLAN LIMITS

      Options may not be granted under this Sub-Plan for more than one-third (1/3) of the Company's share capital.

VIII. TRANSFERABILITY OF OPTIONS

      During the lifetime of the Optionee, all options granted under this Sub-Plan shall be exercisable, without exception, only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee's death. Accordingly, the provisions of Article Two, Section I.F. of the Plan shall not apply to options granted under the Sub-Plan.

IX.   RESTRICTIONS ON SALE OR TRANSFER OF SHARES

      With respect to options exercised prior to the fourth anniversary of the option grant date (the "Holding Date"), the Plan Administrator may require that shares of Common Stock acquired upon such exercise may not be sold or otherwise disposed of prior to the expiration of the Holding Date. The Plan Administrator may require that any shares of Common Stock acquired prior to the Holding Date be held in escrow by the Corporation (or person designated by the Corporation).

X.    TERM

      No option shall have a term in excess of nine (9) years and six (6) months measured from the option grant date.

XI.   DEATH OF A PARTICIPANT

      All options granted under this Sub-Plan may only be exercised (if at all) within six (6) months following the Optionee's death.

XII.  INCENTIVE OPTIONS

      The Incentive Options provision under Article Two, Section II of the Plan shall not apply to grants made under the Sub-Plan.

XIII. STOCK APPRECIATION RIGHTS

      The stock appreciation rights provisions under Article Two, Section III of the Plan shall not apply to the grants made under the Sub-Plan.

XIV.  REPURCHASE RIGHTS

      The provisions of Article Two, Section I.E. of the Plan shall not apply to grants made under the Sub-Plan.

XV.   ADJUSTMENTS

      No adjustment to options provided for in Article One, Section V.E. of the Plan may be made to any option under this Sub-Plan which is inconsistent with French law and in particular with Sections 174.8 to 174.16 of Decree no. 67-236 of March 23, 1967, implementing French law no. 66-537 of July 24, 1966.

XVI.  AMENDMENT

      The Board may not amend the Plan in a way that affects this Sub-Plan, or options granted under this Sub-Plan, if such change is inconsistent with French law (including, but not limited to, regulations or other communications provided by the AMF (Authorite des Marches Financiers)).

      The Board may not amend this Sub-Plan without the approval of the shareholders in an annual meeting of shareholders if an amendment to the corresponding Article in the Plan would require such approval.

      The provision of Article Two, Section I.C.2 and Article Two, Section V.B. of the Plan shall not apply to grants made under the Sub-Plan.

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